                             [LOGO OF MARKETWATCH]

                                 ANNUAL REPORT
                                TO SHAREHOLDERS
                               NOVEMBER 30, 1996

                ----------------------------------------------

              CENTRAL FIDELITY NATIONAL BANK, INVESTMENT ADVISER

                              BISYS FUND SERVICES
                                  Distributor

Table of Contents

--------------------------------------------------------------------------------
MarketWatch Funds                                              November 30, 1996

           Letter to Shareholders........................   3
           Performance Report............................   8
           Statements of Assets and Liabilities..........  13
           Statements of Operations......................  14
           Statements of Changes in Net Assets...........  15
           Schedules of Portfolio Investments............  17
           Notes to Financial Statements.................  24
           Financial Highlights..........................  29
           Independent Auditors Report...................  32

MESSAGE FROM THE CHAIRMAN

-------------------------------------------------------------------------------
MarketWatch Funds                                             November 30, 1996

DEAR SHAREHOLDERS:

We're very pleased to report that the year ended November 30, 1996, was a very strong one for the financial markets and for the MarketWatch Funds. During the period, the Dow Jones Industrial Average gained over 1400 points--and stocks across the board participated in the market's climb. Bonds had a somewhat rockier ride, but when all was said and done, they too posted positive returns for the period.

Investors also continued to deposit record amounts in mutual funds. We're pleased to report that many chose to invest in our family of mutual funds. During the 12-month period ended November 30, 1996, total net assets under management grew by 30%, rising from $244 million to $317 million.

THE EQUITY FUND SCORES
While it was a good period for most equity funds, it was very good indeed for our growth and income fund--and the strong performance of our managers was regularly recognized throughout the second half of 1996 in The Wall Street Journal's Mutual Fund Scorecard.

A NEW MANAGER FOR THE INTERMEDIATE FIXED INCOME FUND
We're also pleased to report that Paul Baran, Chief Investment Officer of our Investment Adviser, has taken over the management of the Intermediate Fixed Income Fund. Mr. Baran has over 22 years of experience in investment management, and brings a wealth of expertise to the management of the Intermediate Fixed Income Fund portfolio. Prior to joining Central Fidelity National Bank Investment Advisers, he was Vice President and Senior Portfolio Manager at BancOklahoma Trust Company and Second Vice President at National Bank of Detroit. A graduate of Ohio Wesleyan University in economics, Mr. Baran, also holds an MBA in Finance from Wayne State University and is a Chartered Financial Analyst.

 SHARES OF THE FUNDS
 . ARE NOT FDIC INSURED
 . ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, CENTRAL FIDELITY
   NATIONAL BANK
 . ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL
   AMOUNT INVESTED

MESSAGE FROM THE CHAIRMAN

-------------------------------------------------------------------------------
MarketWatch Funds                                             November 30, 1996

A FINAL FEW WORDS TO THE WISE. . .
Although stocks have registered very strong gains over the past two years, we believe that the market is due for a pause. While conditions are still favorable for stocks, we urge our shareholders to keep this in mind. Investing in the stock market requires a long-term horizon and the ability to withstand price swings.

Normally, investors in stocks should have a time horizon of at least 10 years. Over a 10-year period, the market will rise and fall--sometimes dramatically. But history has shown that investors with the fortitude to persevere have ultimately been rewarded with strong returns. Although past performance cannot, of course, predict future returns, for many investors the long-term track record is forgotten when prices are falling.

Given current conditions, we feel this advice is particularly timely. While, in the short-term, we may see the stock market pause and catch its breath, we believe that the long-term prospects are very bright. We would view any correction in stock prices in the months ahead as a buying opportunity.

IN CLOSING. . .
Finally, we thank you for your continued confidence in us, and we look forward to providing you with investment management that will serve your needs now and in the future. If you would like a prospectus, have any questions, or require any assistance, please do not hesitate to call us at 1-800-232-9091.

Sincerely,

/s/ Walter B. Grimm

Walter B. Grimm
Chairman, MarketWatch Funds

MESSAGE FROM THE INVESTMENT ADVISER

-------------------------------------------------------------------------------
MarketWatch Funds                                             November 30, 1996

DEAR SHAREHOLDERS:

And the beat goes on. . .as we go to press, the stock market is completing another outstanding year. After taking some 99 years to reach 4000 on the Dow, stocks surged through the 5000 level before the end of 1995 and roared past 6000 to flirt with 6500 as the current 12-month period ended. But this enthusiasm was not all that surprising. Supporting the bull market was an economy in better shape than we've seen in years--one growing moderately with benign inflation.

Bond investors, however, found the good economic news on the economy somewhat worrisome. And as evidence of continued strength surfaced throughout the first half of 1996 and pushed stocks higher, fears of inflation rippled through the fixed-income markets. During the second half of 1996, rates seesawed in response to each new statistic and in anticipation of possible Federal Reserve action. As a result, the environment in the bond markets throughout the year was uncertain and, at times, very challenging.

STOP WORRYING--IT'S OKAY TO BE HAPPY
Yet, at no point during the period did solid evidence of sustained, accelerated growth or spiraling inflation materialize--nor has it to date. In fact, signs point to growth in the range of 2%-3% for 1996, with activity in the second half of the year somewhat slower than in the first half. However, two thirds of all economic activity is attributable to consumers, and currently consumer confidence is at a 10-year high. Personal income growth is positive. Job creation is still steady and favorable. In fact, during the last three years over 10 million new jobs have been created--which represents 10 million consumers who are ready, willing and able to spend money.

Of course, some forecasters fear that consumer debt levels, now extremely high, will lead to a recession. In the past, however, spending hasn't stopped until Federal Reserve policy has become restrictive, credit is unavailable, consumer confidence is eroding, and real personal income is declining. None of these situations exists today. In fact, while Christmas spending may be somewhat less robust than retailers had hoped, there's no indication that consumers are zipping their wallets shut.

MESSAGE FROM THE INVESTMENT ADVISER

-------------------------------------------------------------------------------
MarketWatch Funds                                             November 30, 1996

BONDS: INFLATION IS KEY
Throughout most of this year, the biggest threat to the bond market, as well as the economy and the stock market, has been the specter of higher inflation. But the rate of inflation as measured by the Consumer Price Index is only slightly higher than it was just a year ago. There are some supply problems with certain commodities, but pressure is not building across the market--gold and commodity futures are not exhibiting significant upward pressure.

In addition, if the economy expands more slowly in the second half of the year than in the first, and if inflation remains subdued, interest rates have a good chance of declining. Given these circumstances, we don't believe we'll see any action on the part of the Federal Reserve anytime in the near future. Moreover, should our forecast prove to be right, we believe that the stage may be set for a reduction rather than an increase in rates. Until the directions of economic growth and inflation become clearer, however, we expect to approach the fixed-income market cautiously.

STOCKS: TOO MUCH OF A GOOD THING?
The biggest hurdle for the overall U.S. stock market in the months ahead is one of valuation. The market continues to levitate at the highest price-to-dividend ratio and the lowest dividend yield in its history. Nonetheless, conditions are still favorable for stocks. The economy is still expanding, corporate profits are rising and inflation is relatively benign. In addition, the dollar appears to have bottomed and is now trending higher. A stronger dollar should attract foreign investors into U.S. stocks. Finally, domestic financial liquidity remains unusually positive as investors pour billions of dollars into equities every month.

Nevertheless, conditions now call for a degree of caution. As we move forward, we expect to see the economy slow, and, as it does, the rate of growth in corporate earnings will slow as well. It is unlikely that slower earnings growth will derail the overall market; however, we do expect to see the market grow increasingly selective. Companies unable to meet expectations fall further out of favor. Consequently, in

MESSAGE FROM THE INVESTMENT ADVISER

-------------------------------------------------------------------------------
MarketWatch Funds                                             November 30, 1996

the months ahead, we believe it will be far more critical to be in the right stocks rather than just in the market. Moreover, we expect to see companies that produce consistent visible earnings growth to be rewarded with significant premium valuations vis-a-vis the rest of the market.

Sincerely,

/s/ Paul P. Baran

Paul P. Baran
Senior Vice President and
Chief Investment Officer
Central Fidelity National Bank

PERFORMANCE REPORT

-------------------------------------------------------------------------------
MarketWatch Funds                                             November 30, 1996

THE EQUITY FUND
In short, the year ended November 30, 1996, was a very good one for the stock market--and an outstanding one for the Fund's investors. Week after week, the market moved higher, and few sectors failed to participate in the rise. Even technology stocks, which took a dramatic plunge in mid-summer, bounced back within a month and moved higher throughout the fall. Slightly overweighted in this sector, the Fund benefited handsomely from their advance. Intel and Sun Microsystems, a new addition to the portfolio, were particularly strong performers.

Moreover, holdings in other sectors across the market made equally impressive contributions to performance. As a result, for the year ended November 30, 1996, we're very pleased to report that the Fund beat its benchmark handily, posting a total return of 30.10% versus 27.84% for the S&P 500 Stock Index.

HIGHER AND HIGHER?
Clearly, the stock market may need to catch its breath after the fast dash upward of the past year. Nevertheless, our indicators suggest that the economic environment continues to be favorable. Consequently, while we are more cautious about the immediate prospects for the market than we were a year ago, we believe that any downturn should be viewed as a buying opportunity rather than the start of a correction.

Moreover, long term, the prospects for the market overall are bright--very bright indeed in certain areas. Companies whose business is truly international, those that have a dominant position and proven niche in their industries, those poised to serve the needs of aging baby boomers (financial services and recreation companies, for example) and those in the telecommunications industry should see strong growth in the years ahead.

As a result, we have focused our attention on these areas and will continue to do so for the foreseeable future. As of November 30, 1996, the top five holdings in the Fund's portfolio were Intel (2.96%), State Street Boston (2.54%), Equifax (2.46%), Compaq (2.34%) and Federal Home Loan Mtg. Corp. (2.33%).*

*The Fund's composition is subject to change.

PERFORMANCE REPORT

-------------------------------------------------------------------------------
MarketWatch Funds                                             November 30, 1996

                  Equity Fund
         Value of a $10,000 Investment

           Equity Fund   Equity Fund    S&P 500
Date         (Load)       (No Load)      Index
01/29/93      $9,551       $10,000      $10,000
11/30/93      $9,878       $10,342      $10,787
11/30/94      $9,654       $10,108      $10,903
11/30/95     $12,897       $13,504      $14,926
11/30/96     $16,779       $17,568      $19,081

                  AVERAGE ANNUAL TOTAL RETURN
---------------------------------------------------------------
PERIOD                                                  SINCE
ENDED           1 YEAR             3 YEAR             INCEPTION
11/30/96                                              (1/29/93)
Load*           24.21%             17.50%              14.42%
No-Load         30.10%             19.32%              15.80%

*Reflects the maximum 4.50% sales charge.
---------------------------------------------------------------

Past performance is not indicative of future results. The value of shares in the MarketWatch Funds will fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost.


The performance of the MarketWatch Equity Fund is measured against the S&P 500 index, which is generally representative of the stock market as a whole. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. The Fund's performance reflects the deduction of fees for these value-added services.

THE INTERMEDIATE FIXED INCOME FUND AND THE FLEXIBLE INCOME FUND
With the direction of the economy up in the air, the bond market had a case of the jitters throughout much of the year ended November 30, 1996. Positive statistics on economic growth or employment precipitated rapid retreats, only to be followed by advances on any sign of weakness in sales, manufacturing or consumer confidence.

Moreover, while the lack of certainty in the marketplace caused rates to trade within a relatively narrow range, the sheer speed of shifts in sentiment made it impossible to catch every one. Consequently, in the fall, both Funds' holdings in mortgage-backed securities (primarily income vehicles) were reduced in favor of increasing our position in corporate bonds and Treasury securities in an effort to improve the Funds' total returns.

Nonetheless, due to the volatility of the market in the first half, the Funds underperformed their benchmark for the period. For the year ended November 30, 1996, the Intermediate Fixed Income Fund produced a total return of 4.46%, the Flexible Income Fund, 4.10%.

BETTER DAYS AHEAD
As we move forward into 1997, the one thing that is clear is that the direction of the economy--and of interest rates--is still unclear. Given this, we expect the fixed-income markets to continue to be somewhat temperamental in the months ahead. While we have adjusted our indicators in an effort to spot changes more rapidly, we are well aware of the risks involved in chasing rates as they move up and down.

PERFORMANCE REPORT

-------------------------------------------------------------------------------
MarketWatch Funds                                             November 30, 1996

Moreover, in recent months, the Funds' shift in allocation has produced solid results. Consequently, in the months ahead, we expect to continue to focus our efforts on seeking out securities that offer the potential to increase total returns.

As of November 30, 1996, the average maturity of the Intermediate Fixed Income Fund was 8.9 years; the Flexible Income Fund, 2.2 years. The average credit quality of both portfolios was AA.*

          Intermediate Fixed Income Fund
          Value of a $10,000 Investment

           Intermediate  Intermediate     Lehman
              Fixed         Fixed       Bros. Int.
           Income Fund   Income Fund    Govt./Corp
Date          (Load)      (No Load)       Index
01/29/93      $9,551       $10,000       $10,000
11/30/93     $10,047       $10,519       $10,622
11/30/94      $9,694       $10,150       $10,428
11/30/95     $11,094       $11,616       $11,942
11/30/96     $11,589       $12,133       $12,637


                  AVERAGE ANNUAL TOTAL RETURN
---------------------------------------------------------------
PERIOD                                                  SINCE
ENDED            1 YEAR             3 YEAR            INCEPTION
11/30/96                                              (1/29/93)
Load*            -0.20%             3.28%               3.91%
No-Load           4.46%             4.87%               5.16%

*Reflects the maximum 4.50% sales charge.
---------------------------------------------------------------


The performance of the MarketWatch Intermediate Fixed Income Fund is measured against the Lehman Brothers Intermediate Government/Corporate Index, an unmanaged index generally representative of the performance of government and corporate bonds with maturities of 1 to 10 years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. The Fund's performance reflects the deduction of fees for these value-added services.


                Flexible Income Fund
            Value of a $10,000 Investment

                                        Merrill Lynch
            Flexible      Flexible       Corp./Govt
           Income Fund   Income Fund    1-5 Yr. Bond
Date         (Load)       (No Load)         Index
01/29/93      $9,551       $10,000         $10,000
11/30/93      $9,816       $10,277         $10,508
11/30/94      $9,804       $10,265         $10,470
11/30/95     $10,656       $11,156         $11,767
11/30/96     $11,093       $11,614         $12,453

                  AVERAGE ANNUAL TOTAL RETURN
---------------------------------------------------------------
PERIOD                                                  SINCE
ENDED            1 YEAR             3 YEAR            INCEPTION
11/30/96                                              (1/29/93)
Load*            -0.56%             2.58%               2.74%
No-Load           4.10%             4.16%               3.97%

*Reflects the maximum 4.50% sales charge.
---------------------------------------------------------------

Past performance is not indicative of future results. The value of shares in the MarketWatch Funds will fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost.

The performance of the MarketWatch Flexible Income Fund is measured against the Merrill Lynch 1-5 Year Government/Corporate Bond Index, an unmanaged index generally representative of the performance of 1-5 year government and corporate bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. The Fund's performance reflects the deduction of fees for these value-added services.

*The Fund's composition is subject to change.

THE VIRGINIA MUNICIPAL BOND FUND
Much like the taxable markets, the tax-free markets were jumpy as investors reacted--and sometimes overreacted--to reports on the economy's growth, the direction of interest rates and various tax-reform

PERFORMANCE REPORT

-------------------------------------------------------------------------------
MarketWatch Funds                                             November 30, 1996

proposals. In Virginia, however, taxpayers continued to chase after high-quality issues--and supply, already tight, grew tighter still, which, in turn, dampened volatility somewhat throughout the year ended November 30, 1996.

Lack of supply, however, also made it extremely difficult to respond quickly to changes in the marketplace without compromising quality. As a result, the Fund slightly underperformed its benchmark for the period, producing a total return of 3.50% for the year ended November 30, 1996.

DEMAND TO GROW
Looking ahead, we feel our caution was not only prudent in the short term--it may also prove to be profitable over the long term. With municipalities under pressure from constituents to cut borrowing dramatically, supply is unlikely to ease significantly in the near future. At the same time, high-quality fixed-income securities are becoming more attractive to baby boomers as they move toward retirement age. As a result, we expect demand for high-quality securities, like those Virginia offers, to increase dramatically in the coming years.

Given the environment in the marketplace, we expect to make no major changes in the allocation or maturity structure of the portfolio in the near term. As of November 30, 1996, the fund was well diversified, with over 25 different issuers in the portfolio. All securities were rated A or better, and the average maturity of the Fund was approximately 11.8 years.*


                      Virginia Municipal Bond Fund
                     Value of a $10,000 Investment

           Virginia       Virginia
           Municipal     Municipal      Lehaman Bros.    Lehaman Bros.
           Bond Fund     Bond Fund        Municipal        Municipal
Date        (Load)       (No Load)       Bond Index     Bond Index 7 Yr.
02/01/93     $9,551       $10,000          $10,000          $10,000
11/30/93    $10,108       $10,584          $10,869          $10,687
11/30/94     $9,585       $10,036          $10,298          $10,423
11/30/95    $10,907       $11,420          $12,242          $12,011
11/30/96    $11,289       $11,820          $12,962          $12,640

                  AVERAGE ANNUAL TOTAL RETURN
---------------------------------------------------------------
PERIOD                                                  SINCE
ENDED            1 YEAR             3 YEAR            INCEPTION
11/30/96                                              (2/1/93)
Load*            -1.13%             2.16%               3.21%
No-Load           3.50%             3.75%               4.46%

*Reflects the maximum 4.50% sales charge.
---------------------------------------------------------------

Past performance is not indicative of future results. The value of shares in the MarketWatch Funds will fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost.

The performance of the MarketWatch Virginia Municipal Bond Fund is measured against the Lehman Brothers Municipal Bond Index, an unmanaged index generally representative of the performance of the municipal bond market as a whole, and against the Lehman Brothers Municipal Bond 7-Year Index, an unmanaged index representative of municipal bonds with remaining maturities of seven years. The indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. The Fund's performance reflects the deduction of fees for these value-added services.

*The Fund's composition is subject to change.

PERFORMANCE REPORT

-------------------------------------------------------------------------------
MarketWatch Funds                                             November 30, 1996

THE MONEY MARKET FUND
It was a bumpy year for money market investors. Throughout much of the year, sentiment shifted rapidly in response to each new growth and employment number. Moreover, the markets hung on every word Federal Reserve members uttered--as well as a good many they were widely expected to utter. Yet, no easily identifiable trend emerged. As a result, while rates moved up and down very swiftly, they did so within a relatively narrow trading range. And, when all was said and done, short-term rates ended the year just about where they began.

ALL SOUND, LITTLE FURY
Until the direction of the economy becomes very clear, interest rates should continue to trade within a relatively narrow range. In fact, under current conditions, our indicators suggest that the Fed's next action is just as likely to be a cut in rates as a tightening. In line with this outlook, the Fund has been positioned neutrally.

As of November 30, 1996, the average maturity of the Fund was 39 days, and its assets were invested primarily in U.S. Treasury securities and repurchase agreements collateralized by U.S. Treasury securities.

Performance data represent past performance and are not predictive of future performance. The composition of the Fund's holdings is subject to change. An investment in the MarketWatch Money Market Fund is neither insured nor guaranteed by the U.S. Government or any government agency. Yields will fluctuate, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

For more complete information, including charges and expenses, call 1-800-232-9091 for a prospectus, which you should read carefully before you invest or send money.

The MarketWatch Funds are distributed by BISYS Fund Services.

 SHARES OF THE FUNDS
 . ARE NOT FDIC INSURED
 . ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, CENTRAL FIDELITY
   NATIONAL BANK
 . ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL
   AMOUNT INVESTED

Statements of Assets and Liabilities
--------------------------------------------------------------------------------
MarketWatch Funds                                              November 30, 1996

                                                        Intermediate   Flexible      Virginia
                          Money Market       Equity     Fixed Income    Income    Municipal Bond
                              Fund            Fund          Fund         Fund          Fund
                          ------------    ------------  ------------  ----------  --------------
ASSETS:
Investments, at value ..  $ 8,506,763     $186,636,971  $42,770,964   $2,368,368   $70,338,808
Repurchase agreements...    5,246,574                                  1,004,225
                          -----------     ------------  -----------   ----------   -----------
Total Investments, at
 value (Total cost
 $13,753,337;
 $125,794,305;
 $41,345,272;
 $3,299,232;
 $68,100,107)...........   13,753,337      186,636,971   42,770,964    3,372,593    70,338,808
Interest and dividends
 receivable.............       24,454          421,095      546,914       56,039     1,096,256
Receivable for capital
 shares sold............                       209,270
Prepaid expenses and
 other assets...........        7,186           17,898        5,360        4,226         8,768
                          -----------     ------------  -----------   ----------   -----------
 Total Assets...........   13,784,977      187,285,234   43,323,238    3,432,858    71,443,832
                          -----------     ------------  -----------   ----------   -----------
LIABILITIES:
Dividends payable.......       55,810
Payable for investments
 purchased..............                       918,700                               1,000,000
Accrued expenses and
 other payables:
 Investment advisory
  fees..................                       109,143       17,433        1,396        22,350
 Administration fees....          563            7,568        1,772          143         2,869
 Distribution and
  services fees.........                        36,513        8,845          811        14,289
 Accounting and transfer
  agent fees............        4,665           23,923        8,094        4,892         9,378
 Legal and audit fees...        2,653           23,334        5,347        2,346         9,174
 Printing fees..........           31           13,305        3,220           74         4,999
 Other..................          191            5,479        1,398          442         2,372
                          -----------     ------------  -----------   ----------   -----------
 Total Liabilities......       63,913        1,137,965       46,109       10,104     1,065,431
                          -----------     ------------  -----------   ----------   -----------
NET ASSETS:
Capital.................   13,721,563      122,326,944   44,969,757    4,104,643    70,571,814
Undistributed net
 investment income......                        59,126       69,906        5,455        97,442
Net unrealized
 appreciation from
 investments............                    60,842,666    1,425,692       73,361     2,238,701
Accumulated
 undistributed net
 realized gains (losses)
 from investment
 transactions...........         (499)       2,918,533   (3,188,226)    (760,705)   (2,529,556)
                          -----------     ------------  -----------   ----------   -----------
 Net Assets.............  $13,721,064     $186,147,269  $43,277,129   $3,422,754   $70,378,401
                          ===========     ============  ===========   ==========   ===========
Outstanding units of
 beneficial interest
 (shares)...............   13,721,563       11,342,771    4,347,264      346,536     6,930,862
                          ===========     ============  ===========   ==========   ===========
Net asset value--
 redemption price per
 share..................  $      1.00     $      16.41  $      9.96   $     9.88   $     10.15
                          ===========     ============  ===========   ==========   ===========
Maximum Sales Charge....                          4.50%        4.50%        4.50%         4.50%
                                          ------------  -----------   ----------   -----------
Maximum Offering Price
 (100%/(100%--Maximum
 Sales Charge) of net
 asset value adjusted to
 nearest cent) per
 share..................  $      1.00(a)  $      17.18  $     10.43   $    10.35   $     10.63
                          ===========     ============  ===========   ==========   ===========

------
(a) Offering price and redemption price are the same for the Money Market Fund.

See notes to financial statements.

Statements of Operations
--------------------------------------------------------------------------------
MarketWatch Funds                           For The Year Ended November 30, 1996

                                                       Intermediate Flexible     Virginia
                             Money Market   Equity     Fixed Income  Income   Municipal Bond
                                 Fund        Fund          Fund       Fund         Fund
                             ------------ -----------  ------------ --------  --------------
INVESTMENT INCOME:
Interest income............   $ 705,898                 $2,554,825  $754,986    $3,474,650
Dividend income (a)........      17,945   $ 3,462,279       63,883    27,361        53,461
                              ---------   -----------   ----------  --------    ----------
  Total Income.............     723,843     3,462,279    2,618,708   782,347     3,528,111
                              ---------   -----------   ----------  --------    ----------
EXPENSES:
Investment advisory fees...      69,491     1,442,124      288,707    94,274       475,540
Administration fees........      27,796       288,425       78,029    25,479       128,524
Distribution and services
 fees......................      34,746       360,076       97,485    31,968       160,544
Custodian and accounting
 fees......................      32,968        74,823       41,372    34,784        60,983
Legal and audit fees.......       8,883        85,448       22,542     9,039        35,208
Registration and filing
 fees......................       6,798        24,888       13,021    12,137         9,549
Trustees' fees and
 expenses..................       1,196        12,551        3,428     1,317         5,673
Transfer agent fees........      15,721       101,887       26,799    15,253        31,984
Printing costs.............       5,049        28,088        5,320     1,063        13,160
Other......................         720         3,087        1,719       355         3,221
                              ---------   -----------   ----------  --------    ----------
  Total expenses before
   reimbursements/voluntary
   reductions..............     203,368     2,421,397      578,422   225,669       924,386
  Expenses voluntarily
   reduced.................    (113,966)     (443,801)    (119,373)  (45,329)     (257,417)
  Expenses reimbursed......     (44,927)      (11,801)     (32,313)  (34,308)       (1,569)
                              ---------   -----------   ----------  --------    ----------
    Total Expenses.........      44,475     1,965,795      426,736   146,032       665,400
                              ---------   -----------   ----------  --------    ----------
Net Investment Income......     679,368     1,496,484    2,191,972   636,315     2,862,711
                              ---------   -----------   ----------  --------    ----------
REALIZED/UNREALIZED GAINS
 (LOSSES) FROM INVESTMENTS:
Net realized gains (losses)
 from investment
 transactions..............                 2,918,533     (186,030) (130,225)     (484,528)
Net change in unrealized
 appreciation
 (depreciation) from
 investments...............                35,081,554     (171,875) (215,254)      (26,190)
                              ---------   -----------   ----------  --------    ----------
Net realized/unrealized
 gains (losses) from
 investments...............                38,000,087     (357,905) (345,479)     (510,718)
                              ---------   -----------   ----------  --------    ----------
Change in net assets
 resulting from operations.   $ 679,368   $39,496,571   $1,834,067  $290,836    $2,351,993
                              =========   ===========   ==========  ========    ==========

------
(a) Dividend income for the Money Market Fund, Intermediate Fixed Income Fund, Flexible Income Fund and Virginia Municipal Bond Fund is from investments in investment companies.

See notes to financial statements.

Statements of Changes in Net Assets
--------------------------------------------------------------------------------
MarketWatch Funds

                                                                                    Intermediate Fixed
                             Money Market Fund              Equity Fund                 Income Fund
                         --------------------------  --------------------------  --------------------------
                          Year Ended    Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                         November 30,  November 30,  November 30,  November 30,  November 30,  November 30,
                             1996          1995          1996          1995          1996          1995
                         ------------  ------------  ------------  ------------  ------------  ------------
FROM INVESTMENT
 ACTIVITIES:
OPERATIONS:
 Net investment income.. $   679,368   $   634,790   $  1,496,484  $  1,756,394  $ 2,191,972   $  2,230,727
 Net realized gains
  (losses) from
  investment
  transactions..........                                2,918,533     2,036,767     (186,030)      (121,909)
 Net change in
  unrealized
  appreciation
  (depreciation) from
  investments...........                               35,081,554    28,311,607     (171,875)     3,308,579
                         -----------   -----------   ------------  ------------  -----------   ------------
Change in net assets
 resulting from
 operations.............     679,368       634,790     39,496,571    32,104,768    1,834,067      5,417,397
                         -----------   -----------   ------------  ------------  -----------   ------------
DISTRIBUTIONS TO
 SHAREHOLDERS:
 From net investment
  income................    (679,368)     (634,790)    (1,477,216)   (1,756,394)  (2,177,940)    (2,230,727)
 In excess of net
  investment income.....                                                (62,708)                    (16,139)
 From net realized
  gains.................                               (1,296,123)
                         -----------   -----------   ------------  ------------  -----------   ------------
Change in net assets
 from shareholder
 distributions..........    (679,368)     (634,790)    (2,773,339)   (1,819,102)  (2,177,940)    (2,246,866)
                         -----------   -----------   ------------  ------------  -----------   ------------
CAPITAL TRANSACTIONS:
 Proceeds from shares
  issued................   5,480,663     5,124,061     43,421,296    29,059,609   18,749,468     12,030,836
 Dividends reinvested...      52,170        55,479      1,889,082     1,421,733      467,716      1,117,175
 Cost of shares
  redeemed..............  (5,256,611)   (3,099,165)   (15,370,717)  (44,422,829) (11,392,112)   (29,252,870)
                         -----------   -----------   ------------  ------------  -----------   ------------
Change in net assets
 from capital
 transactions...........     276,222     2,080,375     29,939,661   (13,941,487)   7,825,072    (16,104,859)
                         -----------   -----------   ------------  ------------  -----------   ------------
Change in net assets....     276,222     2,080,375     66,662,893    16,344,179    7,481,199    (12,934,328)
NET ASSETS:
 Beginning of period....  13,444,842    11,364,467    119,484,376   103,140,197   35,795,930     48,730,258
                         -----------   -----------   ------------  ------------  -----------   ------------
 End of period.......... $13,721,064   $13,444,842   $186,147,269  $119,484,376  $43,277,129   $ 35,795,930
                         ===========   ===========   ============  ============  ===========   ============
SHARE TRANSACTIONS:
 Issued.................   5,480,663     5,124,061      3,015,102     2,522,626    1,897,219      1,232,724
 Reinvested.............      52,170        55,479        138,705       126,366       47,695        115,696
 Redeemed...............  (5,256,611)   (3,099,165)    (1,090,354)   (3,896,003)  (1,153,262)    (3,024,490)
                         -----------   -----------   ------------  ------------  -----------   ------------
Change in shares........     276,222     2,080,375      2,063,453    (1,247,011)     791,652     (1,676,070)
                         ===========   ===========   ============  ============  ===========   ============

See notes to financial statements.

--------------------------------------------------------------------------------
MarketWatch Funds

                                                          Virginia Municipal
                             Flexible Income Fund              Bond Fund
                           --------------------------  --------------------------
                            Year Ended    Year Ended    Year Ended    Year Ended
                           November 30,  November 30,  November 30,  November 30,
                               1996          1995          1996          1995
                           ------------  ------------  ------------  ------------
FROM INVESTMENT
 ACTIVITIES:
OPERATIONS:
 Net investment income...  $    636,315  $  1,006,511  $ 2,862,711   $ 1,922,766
 Net realized gains
  (losses) from
  investment
  transactions...........      (130,225)      (41,008)    (484,528)      210,006
 Net change in unrealized
  appreciation
  (depreciation) from
  investments............      (215,254)      841,099      (26,190)    3,684,046
                           ------------  ------------  -----------   -----------
Change in net assets
 resulting from
 operations..............       290,836     1,806,602    2,351,993     5,816,818
                           ------------  ------------  -----------   -----------
DISTRIBUTIONS TO
 SHAREHOLDERS:
 From net investment
  income.................      (658,242)   (1,005,771)  (2,839,431)   (1,902,288)
                           ------------  ------------  -----------   -----------
Change in net assets from
 shareholder
 distributions...........      (658,242)   (1,005,771)  (2,839,431)   (1,902,288)
                           ------------  ------------  -----------   -----------
CAPITAL TRANSACTIONS:
 Proceeds from shares
  issued.................     3,711,083     9,031,791   24,157,092    17,489,702
 Dividends reinvested....       411,138       892,055      330,581       296,036
 Cost of shares redeemed.   (21,195,976)  (13,182,750)  (7,663,274)   (7,636,373)
                           ------------  ------------  -----------   -----------
Change in net assets from
 capital transactions....   (17,073,755)   (3,258,904)  16,824,399    10,149,365
                           ------------  ------------  -----------   -----------
Change in net assets.....   (17,441,161)   (2,458,073)  16,336,961    14,063,895
NET ASSETS:
 Beginning of period.....    20,863,915    23,321,988   54,041,440    39,977,545
                           ------------  ------------  -----------   -----------
 End of period...........  $  3,422,754  $ 20,863,915  $70,378,401   $54,041,440
                           ============  ============  ===========   ===========
SHARE TRANSACTIONS:
 Issued..................       369,822       916,815    2,390,140     1,765,911
 Reinvested..............        41,481        90,656       33,003        30,088
 Redeemed................    (2,145,374)   (1,339,942)    (762,211)     (779,584)
                           ------------  ------------  -----------   -----------
Change in shares.........    (1,734,071)     (332,471)   1,660,932     1,016,415
                           ============  ============  ===========   ===========

See notes to financial statements.

Schedule of Investments
--------------------------------------------------------------------------------
MarketWatch Money Market Fund                                  November 30, 1996

 Principal                         Security                           Amortized
   Amount                         Description                           Cost
 ---------  ------------------------------------------------------   -----------
 U.S. TREASURY BILLS (59.6%):
 $  500,000 12/19/96..............................................   $   498,711
  1,000,000 12/26/96..............................................       996,584
  1,500,000 1/2/97................................................     1,493,427
  1,250,000 1/9/97................................................     1,242,904
  1,000,000 1/23/97...............................................       992,690
  1,000,000 1/30/97...............................................       991,783
    750,000 4/3/97................................................       737,047
  1,250,000 4/10/97...............................................     1,227,092
                                                                     -----------
  Total U.S. Treasury Bills                                            8,180,238
                                                                     -----------
 INVESTMENT COMPANIES (2.4%):
    326,525 Dreyfus Treasury Prime Cash Management Fund...........       326,525
                                                                     -----------
  Total Investment Companies                                             326,525
                                                                     -----------
  Total Investments, at value                                          8,506,763
                                                                     -----------

 Principal                        Security                          Amortized
   Amount                        Description                          Cost
 ---------  ----------------------------------------------------   -----------
 REPURCHASE AGREEMENTS (38.2%):
 $1,247,654 J.P. Morgan, 5.60%*, 12/2/96 (Collateralized by
             $1,186,000 U.S. Treasury Notes, 3.13%, 5/15/33,
             market value--$1,282,399)..........................   $ 1,247,654
  1,748,920 Morgan Stanley, 5.55%*, 12/2/96 (Collateralized by
             $1,710,000 U.S. Treasury Notes, 7.88%, 1/15/98,
             market value--$1,803,927)..........................     1,748,920
  2,250,000 Lehman Brothers, 5.63%*, 12/2/96 (Collateralized by
             $2,190,000 U.S. Treasury Notes, 6.88%, 5/15/06,
             market value--$2,309,440)                               2,250,000
                                                                   -----------
  Total Repurchase Agreements                                        5,246,574
                                                                   -----------
  Total (Cost--$13,753,337)(a)                                     $13,753,337
                                                                   ===========

------
Percentages indicated are based on net assets of $13,721,064.
  * Variable rate security. Interest rate is as of November 30, 1996.
(a) Cost for federal income tax and financial reporting purposes are the same.

See notes to financial statements.

Schedule of Investments
--------------------------------------------------------------------------------
MarketWatch Equity Fund                                        November 30, 1996

                                  Security
  Shares                         Description                        Market Value
  ------   ------------------------------------------------------   ------------
 COMMON STOCKS (99.7%):
 Aircraft Engines & Engine Parts (1.6%):
    40,000 Allied Signal, Inc. ..................................   $  2,930,000
                                                                    ------------
 Airlines (1.0%):
    85,000 Atlantic Southeast Airlines, Inc. ....................      1,933,750
                                                                    ------------
 Automotive (1.9%):
    62,000 General Motors........................................      3,572,750
                                                                    ------------
 Banking (2.5%):
    70,000 State Street Boston Corp. ............................      4,733,750
                                                                    ------------
 Beverages (3.4%):
    80,000 Anheuser-Busch Cos., Inc. ............................      3,390,000
   100,000 PepsiCo, Inc. ........................................      2,987,500
                                                                    ------------
                                                                       6,377,500
                                                                    ------------
 Chemicals (4.5%):
    34,000 Dow Chemical Co. .....................................      2,847,500
    30,000 E. I. du Pont de Nemours..............................      2,827,500
    45,000 PPG Industries........................................      2,756,250
                                                                    ------------
                                                                       8,431,250
                                                                    ------------
 Computer Software (0.9%):
    29,500 Sun Microsystems, Inc. (b)............................      1,718,375
                                                                    ------------
 Consumer Goods & Services (7.9%):
    72,115 Circuit City..........................................      2,406,838
    30,000 Colgate Palmolive Co. ................................      2,778,750
    41,000 Gillette Co. .........................................      3,023,750
    70,000 Goodyear Tire Co. ....................................      3,395,000
   175,000 Sturm, Ruger & Co., Inc. .............................      3,128,125
                                                                    ------------
                                                                      14,732,463
                                                                    ------------
 Defense (3.8%):
    42,000 Lockheed Martin Corp. ................................      3,806,250
    63,400 Raytheon Co. .........................................      3,241,325
                                                                    ------------
                                                                       7,047,575
                                                                    ------------
 Electrical & Electronic (5.3%):
    55,000 Compaq Computer Corp. (b).............................      4,358,750
    43,500 Intel Corp. ..........................................      5,519,063
                                                                    ------------
                                                                       9,877,813
                                                                    ------------
 Electrical Equipment (3.7%):
    30,000 Emerson Electric Co. .................................      2,943,750
    37,550 General Electric Co. .................................      3,905,200
                                                                    ------------
                                                                       6,848,950
                                                                    ------------

                                  Security
  Shares                         Description                        Market Value
  ------   ------------------------------------------------------   ------------
 COMMON STOCKS, CONTINUED:
 Entertainment (3.1%):
   115,000 Callaway Golf Co. ....................................   $  3,493,125
    75,000 Carnival Corp. .......................................      2,371,875
                                                                    ------------
                                                                       5,865,000
                                                                    ------------
 Financial Services (10.6%):
   140,000 Equifax, Inc. ........................................      4,585,000
    38,000 Federal Home Loan Mortgage Corp. .....................      4,341,500
    50,000 Franklin Resources, Inc. .............................      3,575,000
    78,000 Green Tree Financial Corp. ...........................      3,266,250
    86,665 Travelers, Inc. ......................................      3,899,903
                                                                    ------------
                                                                      19,667,653
                                                                    ------------
 Food Processing (1.2%):
    60,000 Heinz Co. ............................................      2,272,500
                                                                    ------------
 Food Products (3.0%):
    40,000 Campbell Soup Co. ....................................      3,305,000
    35,000 General Mills ........................................      2,222,500
                                                                    ------------
                                                                       5,527,500
                                                                    ------------
 Household Products & Wares (1.5%):
    25,000 Procter & Gamble Co. .................................      2,718,750
                                                                    ------------
 Insurance (1.9%):
    50,000 Progressive Corp. ....................................      3,487,500
                                                                    ------------
 Machinery & Equipment (2.0%):
    56,000 Briggs & Stratton.....................................      2,317,000
    25,000 Novellus Systems, Inc. (b)............................      1,437,500
                                                                    ------------
                                                                       3,754,500
                                                                    ------------
 Manufacturing-Consumer Goods (2.4%):
    66,406 Mattel, Inc. .........................................      2,050,285
    60,000 Millipore Corp. ......................................      2,452,500
                                                                    ------------
                                                                       4,502,785
                                                                    ------------
 Office/Business Equipment & Supplies (1.2%):
    40,000 Hewlett Packard.......................................      2,155,000
                                                                    ------------
 Oil & Gas Exploration (9.0%):
    45,000 Amoco Corp. ..........................................      3,493,125
    51,000 Chevron Corp. ........................................      3,417,000
    37,500 Exxon Corp. ..........................................      3,548,437
    25,000 Mobil Corp. ..........................................      3,025,000
    33,000 Texaco, Inc. .........................................      3,271,125
                                                                    ------------
                                                                      16,754,687
                                                                    ------------

--------------------------------------------------------------------------------
MarketWatch Equity Fund                                        November 30, 1996

                                  Security
  Shares                         Description                        Market Value
  ------   ------------------------------------------------------   ------------
 COMMON STOCKS, CONTINUED:
 Paper Products (2.8%):
    30,000 Georgia Pacific Corp. ................................   $  2,182,500
    70,000 International Paper Co. ..............................      2,975,000
                                                                    ------------
                                                                       5,157,500
                                                                    ------------
 Pharmaceuticals (7.4%):
    60,000 Abbott Laboratories...................................      3,345,000
    50,000 Johnson & Johnson.....................................      2,656,250
    50,000 Merck & Co. ..........................................      4,150,000
    50,000 Schering-Plough.......................................      3,562,500
                                                                    ------------
                                                                      13,713,750
                                                                    ------------
 Securities Brokers (1.9%):
    60,000 Morgan Stanley Group..................................      3,607,500
                                                                    ------------
 Technology (1.3%):
    48,000 Xerox.................................................      2,358,000
                                                                    ------------
 Tobacco (3.2%):
    32,850 Philip Morris, Inc. ..................................      3,387,656
    80,000 UST, Inc. ............................................      2,610,000
                                                                    ------------
                                                                       5,997,656
                                                                    ------------
 Transportation & Shipping (2.0%):
   110,000 Illinois Central Corp. ...............................      3,726,250
                                                                    ------------

                                  Security
  Shares                         Description                        Market Value
  ------   ------------------------------------------------------   ------------
 COMMON STOCKS, CONTINUED:
 Utilities--Electric (3.4%):
    50,000 Duke Power............................................   $  2,318,750
    20,000 FPL Group, Inc. ......................................        922,500
    90,000 General Public Utilities..............................      3,026,250
                                                                    ------------
                                                                       6,267,500
                                                                    ------------
 Utilities--Telecommunications (5.3%):
    80,000 ALLTEL Corp. .........................................      2,550,000
    20,000 Ameritech Corp. ......................................      1,177,500
    35,000 Bell Atlantic Corp. ..................................      2,200,625
    35,000 Bell South ...........................................      1,413,125
    25,000 GTE Corp. ............................................      1,121,875
    45,000 U.S. West, Inc........................................      1,406,250
                                                                    ------------
                                                                       9,869,375
                                                                    ------------
  Total Common Stocks                                                185,607,582
                                                                    ------------
 INVESTMENT COMPANIES (0.6%):
 1,029,389 Dreyfus Government Cash Management Fund...............      1,029,389
                                                                    ------------
  Total Investment Companies                                           1,029,389
                                                                    ------------
  Total (Cost--$125,794,305)(a)                                     $186,636,971
                                                                    ============

------
Percentages indicated are based on net assets of $186,147,269.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation.. $61,526,780
   Unrealized depreciation..    (684,114)
                             -----------
   Net unrealized
    appreciation............ $60,842,666
                             ===========

(b) Non-income producing securities.

See notes to financial statements.

Schedule of Investments
--------------------------------------------------------------------------------
MarketWatch Intermediate Fixed Income Fund                     November 30, 1996

 Shares or
 Principal                         Security                           Market
   Amount                        Description                           Value
 ---------  -----------------------------------------------------   -----------
 COLLATERALIZED MORTGAGE OBLIGATION (2.4%):
  1,000,000 Chemical Master Credit Card Trust 1996-3, Class A,
             7.09%, 2/15/09......................................   $ 1,048,950
                                                                    -----------
  Total Collateralized Mortgage Obligation                            1,048,950
                                                                    -----------
 CORPORATE BONDS (17.5%):
 Automotive (2.4%):
  1,000,000 Ford Motor Co., 7.25%, 10/1/08.......................     1,038,750
                                                                    -----------
 Financial Services (4.7%):
  1,000,000 Ford Motor Credit Co., 6.25%, 11/8/00................     1,000,000
  1,000,000 Pitney Bowes Credit Corp., 6.78%, 7/16/01............     1,023,750
                                                                    -----------
                                                                      2,023,750
                                                                    -----------
 Industrial Goods & Services (10.4%):
  1,000,000 Bristol-Myers Squibb, 6.80%, 11/15/26................       996,250
  2,500,000 Walt Disney Co., 6.75%, 3/30/06......................     2,540,625
  1,000,000 Wal-Mart Stores, 5.88%, 10/15/05.....................       958,750
                                                                    -----------
                                                                      4,495,625
                                                                    -----------
  Total Corporate Bonds                                               7,558,125
                                                                    -----------
 U.S. GOVERNMENT AGENCIES (12.2%):
 Federal Farm Credit Bank:
  1,000,000 8.65%, 10/1/99.......................................     1,071,920
 Federal National Mortgage Assoc.:
  1,000,000 8.15%, 5/11/98.......................................     1,033,670
  1,000,000 8.70%, 6/10/99.......................................     1,065,910
  1,000,000 8.40%, 10/25/04 Callable 10/25/99 @100...............     1,052,830
  1,000,000 7.50%, 8/1/06........................................     1,042,560
                                                                    -----------
  Total U.S. Government Agencies                                      5,266,890
                                                                    -----------

 Shares or
 Principal                         Security                            Market
   Amount                         Description                           Value
 ---------  ------------------------------------------------------   -----------
 U.S. TREASURY BILLS (2.2%):
 $1,000,000 5/29/97...............................................   $   974,650
                                                                     -----------
  Total U.S. Treasury Bills                                              974,650
                                                                     -----------
 U.S. TREASURY BONDS (15.4%):
  1,000,000 7.25%, 5/15/16........................................     1,089,600
    500,000 7.13%, 2/15/23........................................       539,365
    700,000 6.25%, 8/15/23........................................       678,293
  2,000,000 7.50%, 11/15/24.......................................     2,263,300
  2,000,000 6.75%, 8/15/26........................................     2,085,560
                                                                     -----------
  Total U.S. Treasury Bonds                                            6,656,118
                                                                     -----------
 U.S. TREASURY NOTES (48.6%):
  2,500,000 6.00%, 9/30/98........................................     2,519,500
  2,500,000 5.88%, 10/31/98.......................................     2,512,575
  4,000,000 6.00%, 8/15/99........................................     4,032,240
  1,500,000 7.75%, 11/30/99.......................................     1,582,260
  2,000,000 7.75%, 1/31/00........................................     2,115,140
  1,000,000 6.13%, 7/31/00........................................     1,011,470
  3,000,000 6.25%, 10/31/01.......................................     3,049,770
  2,000,000 6.25%, 2/15/03........................................     2,034,420
  1,000,000 7.25%, 8/15/04........................................     1,076,070
  1,000,000 7.88%, 11/15/04.......................................     1,115,850
                                                                     -----------
  Total U.S. Treasury Notes                                           21,049,295
                                                                     -----------
 INVESTMENT COMPANIES (0.5%):
    205,513 Dreyfus Government Cash Management Fund...............       205,512
     11,424 Dreyfus Treasury Cash Management Fund.................        11,424
                                                                     -----------
  Total Investment Companies                                             216,936
                                                                     -----------
  Total (Cost--$41,345,272)(a)                                       $42,770,964
                                                                     ===========

------
Percentages indicated are based on net assets of $43,277,129.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation... $1,454,912
   Unrealized depreciation...    (29,220)
                              ----------
   Net unrealized
    appreciation............. $1,425,692
                              ==========

See notes to financial statements.

Schedule of Investments
--------------------------------------------------------------------------------
MarketWatch Flexible Income Fund                               November 30, 1996

 Shares or
 Principal                         Security                             Market
  Amount                          Description                           Value
 --------- --------------------------------------------------------   ----------
 U.S. TREASURY NOTES (68.2%):
   800,000 7.25%, 2/15/98..........................................   $  816,064
   500,000 7.75%, 1/31/00..........................................      528,785
   700,000 6.25%, 5/31/00..........................................      710,717
   250,000 7.88%, 11/15/04.........................................      278,963
                                                                      ----------
  Total U.S. Treasury Notes                                            2,334,529
                                                                      ----------
 INVESTMENT COMPANIES (1.0%):
    33,839 Dreyfus Government Cash Management Fund.................       33,839
                                                                      ----------
  Total Investment Companies                                              33,839
                                                                      ----------

 Shares or
 Principal                        Security                            Market
  Amount                         Description                          Value
 --------- ------------------------------------------------------   ----------
 REPURCHASE AGREEMENTS (29.3%):
 1,004,225 Lehman, 5.63%*, 12/2/96 (Collateralized by $975,000
            U.S. Treasury Notes, 6.88%, 5/15/06, market value--
            $1,028,175)..........................................   $1,004,225
                                                                    ----------
  Total Repurchase Agreements                                        1,004,225
                                                                    ----------
  Total (Cost--$3,299,232)(a)                                       $3,372,593
                                                                    ==========

------
Percentages indicated are based on net assets of $3,422,754.
 * Variable rate security. Interest rate is as of November 30, 1996.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation...... $73,361
   Unrealized depreciation......      --
                                 -------
   Net unrealized appreciation.. $73,361
                                 =======

See notes to financial statements.

Schedule of Investments
--------------------------------------------------------------------------------
MarketWatch Virginia Municipal Bond Fund                       November 30, 1996

 Shares or
 Principal                        Security                            Market
  Amount                         Description                           Value
 --------- ------------------------------------------------------   -----------
 MUNICIPAL BONDS (87.4%):
 District of Columbia (2.7%):
 2,000,000 Metropolitan Washington D.C., General Airport Revenue,
            5.25%, 10/1/22.......................................   $ 1,925,980
                                                                    -----------
 Virginia (84.7%):
   500,000 Albemarle County, Service Authority, Water & Sewer
            Revenue, 5.50%, 8/1/06 Callable 8/1/02 @ 102.........       520,580
 2,000,000 Alexandria, Indusrial Development Authority, Pollution
            Control Revenue, Potomac Electric Project, 5.38%,
            2/15/24 (MBIA).......................................     1,967,520
   850,000 Arlington County, G.O., 6.00%, 6/1/04.................       933,853
 1,000,000 Arlington County, 5.40%, 6/1/14 Callable 6/1/05 @
            101.5................................................     1,015,220
   885,000 Arlington County, Industrial Development Authority,
            Arlington Hospital, 6.30%, 9/1/00....................       935,020
 1,100,000 Arlington County, Hospital Revenue, 5.30%, 9/1/15
            Callable 9/1/03 @ 102................................     1,053,514
 1,000,000 Ashland, Industrial Development Authority, 4.38%,
            11/1/11..............................................     1,002,170
 2,000,000 Augusta County, Industrial Development Authority,
            Hospital Revenue, 6.63%, 9/1/12 (AMBAC)..............     2,188,860
 1,000,000 Capital Region Airport, Commercial Airport Revenue,
            Richmond International Airport, 5.63%, 7/1/15
            Callable 7/1/05 @ 102................................     1,003,110
 1,000,000 Chesapeake Bay Bridge & Tunnel, 5.25%, 7/1/19 Callable
            1/15/05 @ 102........................................       974,140
 1,000,000 Chesapeake Bay Bridge & Tunnel, 6.38%, 7/1/22 Callable
            7/1/01 @ 102 (MBIA)..................................     1,102,870
 1,500,000 Chesapeake, Water & Sewer, Series A, G.O., 5.00%,
            12/1/25..............................................     1,406,325
   885,000 Chesterfield County, G.O., 6.25%, 7/15/05 Callable
            7/15/01 @ 102........................................       961,853
   600,000 Danville, G.O., 6.40%, 5/1/09 Callable 5/1/02 @ 102...       645,054
   500,000 Danville, G.O., 6.40%, 5/1/10 Callable 5/1/02 @102....       534,845
   750,000 Fairfax County, Industrial Development Revenue
            Authority, 5.25%, 8/15/19 Callable 8/15/16 @ 100.....       744,038
 1,000,000 Fairfax County, Public Improvement, Series A, 5.50%,
            6/1/15...............................................     1,014,230
 1,000,000 Fairfax County, Water Authority, 3.70%, 4/1/97........     1,000,490
 2,000,000 Fairfax County, Water Authority, 6.00%, 4/1/22
            Callable 4/1/07 @ 102................................     2,081,280
 1,000,000 Franklin, G.O., 6.40%, 1/15/12........................     1,066,370
 1,000,000 Hampton, G.O., 5.90%, 1/15/07.........................     1,085,440
 1,000,000 Hanover County, 6.38%, 8/15/18........................     1,134,780
 1,000,000 Hanover County, Industrial Development Authority,
            5.50%, 8/15/25.......................................       984,300
 1,000,000 Hanover County, Industrial Authority, Bon Secours
            Health System Projects, 5.50%, 8/15/25...............       984,300
 1,000,000 Henrico County, 5.30%, 1/15/10........................     1,015,770
 1,000,000 James City County, G.O., 4.60%, 12/15/03..............     1,011,380
 1,000,000 James City County, 5.20%, 12/15/10 Callable 12/15/05 @
            102..................................................     1,006,490
   725,000 Lynchburg, G.O., 6.88%, 4/1/01 Callable 4/1/00 @ 102..       792,875
   100,000 Newport News, 3.75%, 6/1/97...........................       100,106
 1,000,000 Newport News, 5.20%, 1/15/18 Callable 7/15/06 @ 102...       975,160
 1,000,000 Newport News, Series A, 5.70%, 7/1/16 Callable 7/15/05
            @ 102................................................     1,029,430
   100,000 Norfolk, G.O., 4.50%, 2/1/97..........................       100,162
   100,000 Norfolk, 6.55%, 6/1/97................................       101,506
 1,000,000 Norfolk, Depaul Hospital, 6.50%, 12/1/07..............     1,084,250
 1,000,000 Norfolk, Industrial Development Authority, Sentara
            Hospitals, Series A, 6.50%,
            11/1/13 Callable 11/1/04 @ 102.......................     1,071,680
 1,000,000 Norfolk, Water Revenue Bonds, 5.75%, 11/1/12..........     1,035,230
 1,000,000 Norfolk, Water Revenue Bonds, 5.38%, 11/1/23 Callable
            11/1/03 @ 102........................................       975,640
   500,000 Norfolk, Water Revenue Bonds, 5.90%, 11/1/25..........       514,575
 1,420,000 Prince William County, G.O., 4.50%, 8/1/01............     1,435,421
 1,000,000 Prince William County, Industrial Development
            Authority, Hospital Revenue, 5.63%, 4/1/12...........       995,340
 1,000,000 Richmond, 5.00%, 1/15/21 Callable 1/15/06 @ 102.......       945,050
 1,000,000 Richmond, Public Improvement, Series A, G.O., 6.25%,
            1/15/21..............................................     1,091,740

--------------------------------------------------------------------------------
MarketWatch Virginia Municipal Bond Fund                       November 30, 1996

 Shares or
 Principal                         Security                           Market
   Amount                        Description                           Value
 ---------  -----------------------------------------------------   -----------
 MUNICIPAL BONDS, CONTINUED:
 Virginia, continued:
 $1,250,000 Roanoke, G.O., 6.30%, 8/1/07 Callable 8/1/01 @ 101.5.   $ 1,342,025
    500,000 Roanoke County, Water System Revenue Bonds, 5.00%,
             7/1/21..............................................       466,495
  2,000,000 Roanoke, Industrial Development Authority, 5.25%,
             7/1/25 Callable 7/1/03 @ 102........................     1,914,380
    300,000 Spotsylvania County, G.O., 5.50%, 7/15/05 Callable
             7/15/02 @ 102.......................................       316,350
  1,500,000 University of Virginia, University Revenues, 5.20%,
             6/1/15..............................................     1,472,040
    100,000 Upper Occoquan Sewer Authority, Regional Sewer
             Revenue, 4.60%, 7/1/97..............................       100,633
  1,000,000 Virginia Beach, G.O., 5.70%, 7/15/06.................     1,061,450
  1,000,000 Virginia College Building Authority, Washington & Lee
             University Project,
             5.80%, 1/1/24.......................................     1,012,620
    115,000 Virginia Education Loan Authority, Guaranteed,
             Student Loan Program, Refunding
             Series B, 4.50%, 9/1/97.............................       115,838
  1,000,000 Virginia Housing Development Authority, 6.35%,
             1/1/15..............................................     1,046,960
  1,000,000 Virginia Housing Development Authority, 6.40%,
             7/1/17..............................................     1,034,330
  1,500,000 Virginia Polytechnic Institute & State University,
             5.50%, 6/1/16.......................................     1,508,895
    200,000 Virginia State Public School Authority, 4.00%,
             1/1/97..............................................       200,061
    100,000 Virginia State Public School Authority, 4.80%,
             8/1/97..............................................       100,832
  1,000,000 Virginia State Public School Authority, 6.25%, 1/1/04
             Callable 1/1/02 @ 102...............................     1,092,310
  1,100,000 Virginia State Public School Authority, 6.85%,
             1/1/05..............................................     1,125,091
    300,000 Virginia State Public School Authority, 5.75%, 1/1/08
             Callable 1/1/03 @ 102...............................       316,029
  1,000,000 Virginia State Resource Authority, Appomattox River
             Water Systems Revenue,
             5.25%, 10/1/13 Callable 10/1/03 @ 102...............       992,310
  1,000,000 Virginia State Resource Authority, Water & Sewer
             Revenue, 5.60%, 10/1/25.............................       990,030
  1,000,000 Virginia State University & College Improvements,
             5.25%, 6/1/16.......................................       998,790
    750,000 Washington County, Industrial Development Authority,
             Johnston Memorial Hospital
             Revenue, 6.00%, 7/1/14 Callable 7/1/05 @ 102........       755,858
                                                                    -----------
                                                                     59,585,294
                                                                    -----------
  Total Municipal Bonds                                              61,511,274
                                                                    -----------
 U.S. TREASURY BILLS (9.9%):
  1,000,000 12/12/96.............................................       998,422
  6,000,000 12/19/96.............................................     5,983,723
                                                                    -----------
  Total U.S. Treasury Bills                                           6,982,145
                                                                    -----------
 INVESTMENT COMPANIES (2.6%):
  1,845,390 Dreyfus Tax-Exempt Fund..............................     1,845,389
                                                                    -----------
  Total Investment Companies                                          1,845,389
                                                                    -----------
  Total (Cost--$68,100,107)                                         $70,338,808
                                                                    ===========

------
Percentages indicated are based on net assets of $70,378,401.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:

   Unrealized
    appreciation.. $2,296,936  AMBAC--Insured by AMBAC Indemnity Corporation
   Unrealized
    depreciation..    (58,235) GO--General Obligation
                   ----------
   Net unrealized
    depreciation.. $2,238,701  MBIA--Insured by Municipal Bond Insurance Association
                   ==========

See notes to financial statements.

Notes to Financial Statements
-------------------------------------------------------------------------------
MarketWatch Funds                                             November 30, 1996

1.ORGANIZATION:

 The MarketWatch Funds (the "Company") was organized on June 4, 1992, and is registered under the Investment Company Act of 1940, (the "1940 Act"), as amended, as an open-end management investment company established as a Massachusetts business trust. Between the date of organization and the date of commencement of operations, the Company had no operations other than incurring organizational expenses and the sale of initial units of beneficial interest ("shares").

 The Company is authorized to issue an unlimited number of shares with $0.001 par value. The Company offers shares of the Money Market Fund, the Equity Fund, the Intermediate Fixed Income Fund, the Flexible Income Fund and the Virginia Municipal Bond Fund (individually a "Fund," collectively the "Funds"). Sales of shares may be made to customers of Central Fidelity National Bank and its affiliates, to all accounts of correspondent banks of Central Fidelity National Bank and to the general public. Central Fidelity National Bank serves as investment adviser and custodian to each of the Funds.

 The investment objective of the Money Market Fund is to seek current income consistent with maintaining liquidity and stability of principal. The investment objective of the Equity Fund is to seek total return through growth of capital and current income. The Intermediate Fixed Income Fund and the Flexible Income Fund each have an investment objective to seek current income consistent with preservation of capital. The Virginia Municipal Bond Fund's investment objective is to seek as high a level of current income that is exempt from federal income tax and Virginia income tax as is consistent with the preservation of capital.

2.SIGNIFICANT ACCOUNTING POLICIES:

 The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

 SECURITIES VALUATION:

 Investments of the Money Market Fund are valued at either amortized cost, which approximates market value, or at original cost, which combined with accrued interest, approximates market value. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security. In addition, the Money Market Fund may not (a) purchase any instrument with a remaining maturity greater than thirteen months, unless such instrument is subject to a demand feature, or (b) maintain a dollar-weighted average portfolio maturity which exceeds 90 days.

 Investments in common stocks, corporate bonds, commercial paper, municipal bonds and U.S. Government securities of the Equity Fund, the Intermediate Fixed Income Fund, the Flexible Income Fund and the Virginia Municipal Bond Fund (collectively, "the variable net asset value funds") are valued at their market values determined on the basis of the latest available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Investments in investment companies are valued at their respective net asset values as reported by such companies. Securities, including

                                   Continued

-------------------------------------------------------------------------------
MarketWatch Funds                                             November 30, 1996

 restricted securities, for which market quotations are not readily available, are valued at fair market value under procedures approved by the Board of Trustees. The differences between the cost and market values of investments held by the variable net asset value funds are reflected as either unrealized appreciation or depreciation.

 SECURITIES TRANSACTIONS AND RELATED INCOME:

 Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium and/or discount. Paydowns of mortgage-backed securities are applied to principal and interest when received. Amortization of premium and discount is accrued daily. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

 REPURCHASE AGREEMENTS:

 The Funds may acquire repurchase agreements from member banks of the Federal Deposit Insurance Corporation and from registered broker/dealers who Central Fidelity National Bank, investment adviser to the Funds, deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than 102% of the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

 DIVIDENDS TO SHAREHOLDERS:

 Dividends from net investment income are declared daily and paid monthly and distributable net realized capital gains, if any, are declared and distributed at least annually for the Money Market Fund. Dividends from net investment income are declared and paid monthly and distributable net realized capital gains, if any, are declared and distributed at least annually for the variable net asset value funds.

 Dividends from net investment income and from net realized capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, expiring capital loss carryforwards and deferrals of certain losses. Permanent book and tax basis differences have been reclassified among the components of net assets.

 FEDERAL INCOME TAXES:

 It is the policy of each of the Funds to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, Federal income taxes.


                                   Continued

-------------------------------------------------------------------------------
MarketWatch Funds                                             November 30, 1996

 OTHER:

 Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses for the Company are prorated to the Funds on the basis of relative net assets or other appropriate basis.

3.PURCHASES AND SALES OF SECURITIES:

 Purchases and sales of securities (excluding short-term securities) for the six months ended November 30, 1996 are as follows:

                                                          Purchases     Sales
                                                         ----------- -----------
 Equity Fund............................................ $47,926,907 $17,613,664
 Intermediate Fixed Income Fund......................... $37,537,420 $30,566,643
 Flexible Income Fund................................... $ 3,729,316 $19,940,975
 Virginia Municipal Bond Fund........................... $33,231,849 $20,951,589

4.RELATED PARTY TRANSACTIONS:

 Investment advisory services are provided to each Fund by Central Fidelity National Bank. Under the terms of the investment advisory agreement, Central Fidelity National Bank is entitled to receive fees based on a percentage of the average net assets of each of the Funds.

 BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS") is an Ohio limited partnership. BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), and BISYS are subsidiaries of The BISYS Group, Inc.

 Certain officers and trustees of the Company are affiliated with BISYS, which serves the Company as Administrator. Such officers and trustees are paid no fees directly by the Company for serving as officers and trustees of the Company. Under the terms of the Management and Administration Agreement between BISYS and the Company, BISYS' fees are computed daily as a percentage of the average net assets of each of the Funds. BISYS also serves as Distributor of the Funds' shares and is entitled to receive commissions on sales of shares of the variable net asset value funds. For the year ended November 30, 1996, BISYS received $518,741 from commissions earned on sales of shares of the Company's variable net asset value funds of which $488,493 was allowed to James Mitchell & Co., a broker dealer of the Company's shares. BISYS Ohio serves the Company as Transfer Agent and Mutual Fund Accountant, and as such, is entitled to receive fees based on the number of shareholders and as a percentage of average net assets, respectively.

 The Company has adopted a Distribution and Services Plan in accordance with Rule 12b-1 under the 1940 Act, pursuant to which the Company is authorized to pay or reimburse BISYS, as distributor, a periodic amount, calculated at an annual rate not to exceed 0.25% of the average daily net asset value of each Fund. These fees are used by BISYS to pay financial institutions, including the investment adviser, broker/dealers and other institutions, or to reimburse BISYS or its affiliates, for administration, distribution and shareholder services in connection with the distribution of Fund shares.

 Fees may be voluntarily reduced or reimbursed to assist the Funds in maintaining competitive expense ratios.


                                   Continued

--------------------------------------------------------------------------------
MarketWatch Funds                                              November 30, 1996

 Information regarding these transactions is as follows for the year ended November 30, 1996:

                                                                   Intermediate
                                             Money Market  Equity  Fixed Income
                                                 Fund       Fund       Fund
                                             ------------ -------- ------------
 INVESTMENT ADVISORY FEES:
 Annual fee as a percentage of average daily
 net assets.................................     0.50%       1.00%     0.74%
 Voluntary fee reductions...................   $69,491    $371,422   $99,835
 ADMINISTRATION FEES:
 Annual fee as a percentage of average daily
 net assets.................................     0.20%       0.20%     0.20%
 Voluntary fee reductions...................    $6,949     $72,379   $19,538
 DISTRIBUTION AND SERVICES FEES:
 Annual fee as a percentage of average daily
 net assets.................................     0.25%       0.25%     0.25%
 Voluntary fee reductions...................   $34,746
 CUSTODIAN FEES:
 Annual fee as a percentage of average daily
 net assets.................................     0.02%       0.02%     0.02%
 Voluntary fee reductions...................   $2,780
 TRANSFER AGENT AND MUTUAL FUND ACCOUNTANT
 FEES:......................................   $45,909    $147,904   $60,372
 REIMBURSED FEES:...........................   $44,927     $11,801   $32,313

                                                                Virginia
                                             Flexible Income Municipal Bond
                                                  Fund            Fund
                                             --------------- --------------
 INVESTMENT ADVISORY FEES:
 Annual fee as a percentage of average daily
 net assets.................................       0.74%           0.74%
 Voluntary fee reductions...................     $39,031        $225,219
 ADMINISTRATION FEES:
 Annual fee as a percentage of average daily
 net assets.................................       0.20%           0.20%
 Voluntary fee reductions...................      $6,298         $32,198
 DISTRIBUTION AND SERVICES FEES:
 Annual fee as a percentage of average daily
  net assets................................       0.25%           0.25%
 Voluntary fee reductions...................
 CUSTODIAN FEES:
 Annual fee as a percentage of average daily
 net assets.................................       0.02%           0.02%
 Voluntary fee reductions...................
 TRANSFER AGENT AND MUTUAL FUND ACCOUNTANT
 FEES:......................................     $47,480         $80,124
 REIMBURSED FEES:...........................     $34,308          $1,569

                                   Continued

-------------------------------------------------------------------------------
MarketWatch Funds                                             November 30, 1996
5.CONCENTRATION OF CREDIT RISK:

 The Virginia Municipal Bond Fund invests a substantial portion of its assets in debt obligations issued by the State of Virginia and its political subdivisions, agencies and public authorities. The Fund is more susceptible to factors adversely affecting issuers of Virginia Municipal securities than a fund that is not concentrated in these issuers to the same extent.

6.ELIGIBLE DISTRIBUTIONS (UNAUDITED):

 The Company designates the following eligible distributions for the dividends received deduction for corporations:

                                                      Dividend      Dividend
                                                       Income   Income Per Share
                                                     ---------- ----------------
  Equity Fund....................................... $3,462,279     $0.1500

7.EXEMPT-INTEREST INCOME DESIGNATION (UNAUDITED):

 The Company designates the following exempt-interest dividends from the Virginia Municipal Bond Fund taxable year ended November 30, 1996:

  Exempt-interest dividends.......................................... $2,512,033
  Exempt-interest dividends per share................................    $0.3897

8.FEDERAL INCOME TAXES:

 For federal income tax purposes, the following Funds have capital loss carryforwards as of November 30, 1996, which are available to offset future capital gains, if any:

                                                                Amount   Expires
                                                              ---------- -------
  Money Market Fund.......................................... $      499  2001
  Intermediate Fixed Income Fund............................. $2,880,286  2001
                                                                 121,910  2002
                                                                 186,030  2003
                                                              ----------
                                                              $3,188,226
                                                              ==========
  Flexible Income Fund....................................... $  562,867  2002
                                                                  67,613  2003
                                                                 130,225  2004
                                                              ----------
                                                              $  760,705
                                                              ==========
  Virginia Municipal Bond Fund............................... $2,045,028  2002
                                                                 484,527  2004
                                                              ----------
                                                              $2,529,555
                                                              ==========

9.SUBSEQUENT EVENT:

 At a special meeting of the MarketWatch Fund's Board of Trustees held December 16, 1996, the Board approved the termination of the MarketWatch Flexible Income Fund as of February 9, 1997.

Financial Highlights
--------------------------------------------------------------------------------
MarketWatch Funds

                                             Money Market Fund
                            ---------------------------------------------------
                                                                   February 1,
                             Year Ended   Year Ended   Year Ended    1993 to
                            November 30, November 30, November 30, November 30,
                                1996         1995         1994       1993(a)
                            ------------ ------------ ------------ ------------
Net Asset Value, Beginning
 of Period................    $ 1.000      $ 1.000      $ 1.000      $ 1.000
                              -------      -------      -------      -------
INVESTMENT ACTIVITIES:
 Net investment income....      0.049        0.052        0.034        0.020
                              -------      -------      -------      -------
  Total from Investment
 Activities...............      0.049        0.052        0.034        0.020
                              -------      -------      -------      -------
DISTRIBUTIONS:
 From net investment
 income...................     (0.049)      (0.052)      (0.034)      (0.020)
                              -------      -------      -------      -------
  Total Distributions.....     (0.049)      (0.052)      (0.034)      (0.020)
                              -------      -------      -------      -------
Net Asset Value, End of
 Period...................    $ 1.000      $ 1.000      $ 1.000      $ 1.000
                              =======      =======      =======      =======
Total Return (excludes
 sales charges)...........       4.99%        5.32%        3.49%        2.01%(b)
RATIOS/SUPPLEMENTARY DATA:
 Net Assets at end of
 period (000).............    $13,721      $13,445      $11,364      $16,041
 Ratio of expenses to
 average net assets.......       0.32%        0.32%        0.32%        0.63%(c)
 Ratio of net investment
 income to average net
 assets...................       4.89%        5.19%        3.39%        2.37%(c)
 Ratio of expenses to
 average net assets*......       1.12%        1.54%        1.65%        1.59%(c)
 Ratio of net investment
 income to average net
 assets*..................       4.09%        3.97%        2.06%        1.40%(c)

------
 * During the period, certain fees were voluntarily reduced. In addition, certain fees were voluntarily reimbursed. If such voluntary fee reductions and reimbursements had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.

See notes to financial statements.

Financial Highlights
-------------------------------------------------------------------------------
MarketWatch Funds

                                                                                            Intermediate Fixed
                                          Equity Fund                                           Income Fund
                      ---------------------------------------------------   ---------------------------------------------------
                                                             January 29,                                           January 29,
                       Year Ended   Year Ended   Year Ended    1993 to       Year Ended   Year Ended   Year Ended    1993 to
                      November 30, November 30, November 30, November 30,   November 30, November 30, November 30, November 30,
                          1996         1995         1994       1993(a)          1996         1995         1994       1993(a)
                      ------------ ------------ ------------ ------------   ------------ ------------ ------------ ------------
Net Asset Value,
 Beginning of
 Period.........       $   12.88     $   9.80     $  10.20     $  10.00       $ 10.07      $  9.31      $ 10.20      $ 10.00
                       ---------     --------     --------     --------       -------      -------      -------      -------
INVESTMENT
 ACTIVITIES:
 Net investment
 income.........            0.15         0.17         0.17         0.15          0.55         0.55         0.44         0.33
 Net realized
  and unrealized
  gains (losses)
  from
  investments...            3.67         3.09        (0.40)        0.19         (0.11)        0.76        (0.79)        0.19
                       ---------     --------     --------     --------       -------      -------      -------      -------
  Total from
 Investment
 Activities.....            3.82         3.26        (0.23)        0.34          0.44         1.31        (0.35)        0.52
                       ---------     --------     --------     --------       -------      -------      -------      -------
DISTRIBUTIONS:
 From net
 investment
 income.........           (0.15)       (0.17)       (0.17)       (0.14)        (0.55)       (0.54)       (0.43)       (0.32)
 In excess of
 net investment
 income.........                        (0.01)                                               (0.01)       (0.01)
 From net
 realized gains.           (0.14)
 In excess of
 net realized
 gains..........                                                                                          (0.10)
                       ---------     --------     --------     --------       -------      -------      -------      -------
  Total
 Distributions..           (0.29)       (0.18)       (0.17)       (0.14)        (0.55)       (0.55)       (0.54)       (0.32)
                       ---------     --------     --------     --------       -------      -------      -------      -------
Net Asset Value,
 End of Period..       $   16.41     $  12.88     $   9.80     $  10.20       $  9.96      $ 10.07      $  9.31      $ 10.20
                       =========     ========     ========     ========       =======      =======      =======      =======
Total Return
 (excludes sales
 charges).......           30.10%       33.59%       (2.26%)       3.42%(b)      4.46%       14.44%       (3.51%)       5.19%(b)
RATIOS/SUPPLEMENTARY
 DATA:
 Net Assets at
 end of period
 (000)..........       $ 186,147     $119,484     $103,140     $107,859       $43,277      $35,796      $48,730      $64,674
 Ratio of
  expenses to
  average
  net assets....            1.35%        1.35%        1.35%        1.33%(c)      1.09%        1.10%        1.09%        1.08%(c)
 Ratio of net
  investment
  income
  to average net
  assets........            1.04%        1.58%        1.75%        1.75%(c)      5.62%        5.60%        4.46%        3.92%(c)
 Ratio of
  expenses to
  average
  net assets*...            1.66%        1.71%        1.75%        1.72%(c)      1.40%        1.51%        1.49%        1.47%(c)
 Ratio of net
  investment
  income
  to average net
  assets*.......            0.73%        1.22%        1.34%        1.36%(c)      5.31%        5.19%        4.07%        3.53%(c)
 Portfolio
 Turnover.......           12.33%       29.98%       30.33%       29.72%        83.76%       43.65%       55.36%       57.40%
 Average
 commission rate
 paid (d).......       $0.063366           --           --           --            NA           NA           NA           NA

-----
 * During the period, certain fees were voluntarily reduced. In addition, certain fees were voluntarily reimbursed. If such voluntary fee reductions and reimbursements had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged. Calculation not required for prior periods.
NA=Not Applicable

See notes to financial statements.

Financial Highlights
--------------------------------------------------------------------------------
MarketWatch Funds

                                     Flexible Income Fund                              Virginia Municipal Bond Fund
                      ---------------------------------------------------   --------------------------------------------------
                                                             January 29,                                           February 1,
                       Year Ended   Year Ended   Year Ended    1993 to       Year Ended   Year Ended   Year Ended    1993 to
                      November 30, November 30, November 30, November 30,   November 30, November 30, November 30, November 30
                          1996         1995         1994       1993(a)          1996         1995         1994       1993(a)
                      ------------ ------------ ------------ ------------   ------------ ------------ ------------ -----------
Net Asset Value,
 Beginning of
 Period..........        $10.03      $  9.66      $ 10.03      $ 10.00        $ 10.25      $  9.40      $ 10.31      $ 10.00
                         ------      -------      -------      -------        -------      -------      -------      -------
INVESTMENT
 ACTIVITIES:
 Net investment
 income..........          0.55         0.45         0.34         0.26           0.44         0.42         0.38         0.28
 Net realized and
  unrealized
  gains (losses)
  from
  investments....         (0.15)        0.37        (0.36)        0.02          (0.10)        0.85        (0.90)        0.30
                         ------      -------      -------      -------        -------      -------      -------      -------
  Total from
 Investment
 Activities......          0.40         0.82        (0.02)        0.28           0.34         1.27        (0.52)        0.58
                         ------      -------      -------      -------        -------      -------      -------      -------
DISTRIBUTIONS:
 From net
 investment
 income..........         (0.55)       (0.45)       (0.34)       (0.25)         (0.44)       (0.42)       (0.38)       (0.27)
 In excess of net
 realized gains..                                   (0.01)                                                (0.01)
                         ------      -------      -------      -------        -------      -------      -------      -------
  Total
 Distributions...         (0.55)       (0.45)       (0.35)       (0.25)         (0.44)       (0.42)       (0.39)       (0.27)
                         ------      -------      -------      -------        -------      -------      -------      -------
Net Asset Value,
 End of Period...        $ 9.88      $ 10.03      $  9.66      $ 10.03        $ 10.15      $ 10.25      $  9.40      $ 10.31
                         ======      =======      =======      =======        =======      =======      =======      =======
Total Return
 (excludes sales
 charges)........          4.10%        8.68%       (0.12%)       2.77%(b)       3.50%       13.79%       (5.17%)       5.84%(b)
RATIOS/SUPPLEMENTARY
 DATA:
 Net Assets at
 end of period
 (000)...........        $3,423      $20,864      $23,322      $29,132        $70,378      $54,041      $39,978      $33,652
 Ratio of
  expenses to
  average
  net assets.....          1.15%        1.15%        1.13%        1.12%(c)       1.04%        1.05%        1.04%        1.02%(c)
 Ratio of net
  investment
  income
  to average net
  assets.........          4.99%        4.57%        3.47%        3.16%(c)       4.45%        4.33%        3.90%        3.65%(c)
 Ratio of
  expenses to
  average
  net assets*....          1.51%        1.56%        1.58%        1.64%(c)       1.44%        1.51%        1.56%        1.66%(c)
 Ratio of net
  investment
  income
  to average net
  assets*........          4.63%        4.16%        3.01%        2.64%(c)       4.05%        3.87%        3.38%        3.01%(c)
 Portfolio
 Turnover........         31.36%       64.14%       19.65%       64.40%         36.99%       77.50%       87.36%       86.08%

------
 * During the period, certain fees were voluntarily reduced. In addition, certain fees were voluntarily reimbursed. If such voluntary fee reductions and reimbursements had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.

See notes to financial statements.

-------------------------------------------------------------------------------
The Shareholders and Board of Trustees of the MarketWatch Funds:

  We have audited the accompanying statements of assets and liabilities of the MarketWatch Funds--Money Market Fund, Equity Fund, Intermediate Fixed Income Fund, Flexible Income Fund, and the Virginia Municipal Bond Fund, including the schedules of portfolio investments, as of November 30, 1996, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the MarketWatch Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of November 30, 1996, by examination and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds comprising the MarketWatch Funds as of November 30, 1996, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

KPMG Peat Marwick LLP

Columbus, Ohio
January 10, 1997

                       Investment Adviser and Custodian
                        Central Fidelity National Bank
                             1021 East Cary Street
                           Richmond, Virginia 23219

                            Manager, Administrator
                                and Distributor
                              BISYS Fund Services
                               3435 Stelzer Road
                              Columbus, OH 43219

                                 Legal Counsel
                            Drinker Biddle & Reath
                   1100 Philadelphia National Bank Building
                       Philadelphia, Pennsylvania 19107

                                   Auditors
                             KPMG Peat Marwick LLP
                             Two Nationwide Plaza
                                  Suite 1600
                             Columbus, Ohio 43215


1/97




                             [LOGO OF MARKETWATCH]

                                 Annual Report
                                to Shareholders
                               November 30, 1996


                          ---------------------------

                        Central Fidelity National Bank
                              Investment Adviser

                              BISYS Fund Services